                                                                    EXHIBIT 10.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS




The Board of Directors of
Kemper Investors Life Insurance Company and
Contract Owners of KILICO Individual and Group Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts


We consent to the inclusion in this registration statement on Form N-4 (File No. 333-22375) of our report dated February 19, 1999, on our audit of the financial statements of KILICO Variable Annuity Separate Account and to the reference to our firm under the caption "Experts."


                                                      PricewaterhouseCoopers LLP

Chicago, Illinois
April 26, 1999

                       CONSENT OF INDEPENDENT ACCOUNTANTS




The Board of Directors of
Kemper Investors Life Insurance Company and
Contract Owners of KILICO Individual and Group Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts

We consent to the inclusion in this registration statement on Form N-4 (File No. 333-22375) of our report dated March 12, 1999, on our audit of the consolidated financial statements of Kemper Investors Life Insurance Company and to the reference to our firm under the caption "Experts."

                                                      PricewaterhouseCoopers LLP

Chicago, Illinois
April 26, 1999